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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 25, 1995
                                                 ------------


                           WESTERN DIGITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                   1-8703            95-2647125
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(State or Other Jurisdiction      (Commission      (IRS Employer
of Incorporation)                 File Number)      Identification No.)
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8105 Irvine Center Drive, Irvine, California              92718
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code  (714) 932-5000
                                                    --------------
                     N/A
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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS.

           The Company intends to call for redemption effective June 25, 1995 all of its outstanding 9% Convertible Subordinated Debentures due 2014. The Debentures will actually be redeemed on Monday, June 26, 1995, the first business day following the effective redemption date, at a price of $1042.25 per $1,000 principal amount of Debentures, which includes accrued interest. The Debentures are convertible on or prior to the close of business New York time on Thursday, June 15, 1995 into shares of the Company's common stock at a conversion price of $14.45. No payment or adjustment will be made for accrued interest on Debentures which are converted into common stock.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits.
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           Exhibit      Description
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            99          Press Release dated May 25, 1995

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WESTERN DIGITAL CORPORATION



Date:  May 25, 1995                        By:_____________________________
       ------------                           Scott Mercer, Executive Vice
                                              President/CFO/Administrative
                                              Officer



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                                 EXHIBIT INDEX
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Exhibit                                                      Sequentially
Number                       Description                     Numbered Page
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
  99               Press Release dated May 25, 1995
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